UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 7, 2026
STANDARD MOTOR PRODUCTS, INC.
(Exact Name of Registrant as Specified in its Charter)

New York	001-04743	11-1362020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employee Identification Number)
37-18 Northern Boulevard, Long Island City, New York 11101
(Address of Principal Executive Offices, including Zip Code)
Registrant’s Telephone Number, including Area Code: 718-392-0200
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $2.00 per share	SMP	New York Stock Exchange LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(b), (c) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Departure of Chief Financial Officer

On October 7, 2026, Nathan R. Iles, Chief Financial Officer, informed Standard Motor Products, Inc. (the “Company”) of his intention to resign as Chief Financial Officer of the Company, effective October 30, 2026, to accept the chief financial officer position of another public company and relocate closer to his family. Mr. Iles’ decision to resign was not due to any disagreement with the Company or on any matter relating to its financial statements, internal controls, operations, policies or practices.

Chief Financial Officer Succession

The Company has initiated an executive search process to identify its next Chief Financial Officer. To maintain operational continuity, the Company also announced the Board of Directors (the “Board”) appointed Mr. James J. Burke to serve as the Interim Chief Financial Officer of the Company, effective as of October 30, 2026, until a permanent successor is appointed. Mr. Burke will continue to serve as a member of the Board.

Mr. Burke, age 70, has served as a Director of the Company since December 2022 and has previously served as our Chief Operating Officer from January 2019 to June 2026, Chief Financial Officer from 1999 to September 2019, our Executive Vice President Finance from 2016 to January 2019, as well as our Vice President Finance, Director of Finance, Chief Accounting Officer, and Corporate Controller. Mr. Burke has completed an Executive Education program at Ross School of Business, University of Michigan, and holds an MBA from University of New Haven and a BBA from Pace University.

In connection with his appointment as Interim Chief Financial Officer, Mr. Burke will receive an annual base salary and a pro-rata annual cash incentive award for 2026, as described in the section entitled “Executive Compensation and Related Information” in the Company’s most recent Revised Definitive Proxy Statement on Form DEFR14A filed with the Securities Exchange Commission on April 30, 2026. Mr. Burke will not receive any additional equity incentive awards in connection with his appointment.

There are no transactions that are required to be disclosed pursuant to Item 404(a) of Regulation S-K in connection with Mr. Burke’s appointment as Interim Chief Financial Officer of the Company, and there are no arrangements or understandings between Mr. Burke and any other person pursuant to which he was selected as Interim Chief Financial Officer of the Company. Mr. Burke does not have a family relationship with any director or executive officer of the Company, or any person nominated or chosen by the Company to become a director or executive officer.

On October 9, 2026, the Company issued a press release announcing the changes described above. A copy of such press release is furnished as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

99.1	Press release dated October 9, 2026.

104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD MOTOR PRODUCTS, INC.

By:	/s/ Eric Sills
Eric Sills
Chief Executive Officer
Date: October 9, 2026

Exhibit Index

Exhibit No.	Description

99.1	Press release dated October 9, 2026.

104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.
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